Exhibit 99.2

IMPAC MORTGAGE HOLDINGS, INC.
19500 Jamboree Road

Irvine, California 92612

NOTICE OF SPECIAL MEETING OF

HOLDERS OF

9.375% SERIES B CUMULATIVE REDEEMABLE PREFERRED STOCK

To Be Held on September 13, 2018
9:00 A.M. (Pacific Daylight Time)

To the holders of record of 9.375% Series B Cumulative Redeemable Preferred Stock:

A Special Meeting (the “Special Meeting”) of the holders of shares of 9.375% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series B Preferred Shares”), of Impac Mortgage Holdings, Inc., a Maryland corporation (the “Company”), has been called by the Company’s Board of Directors in accordance with the Court Order (as defined below) for the purpose of electing two directors of the Company (the “Preferred Directors”) pursuant to the terms of the Articles Supplementary, dated May 26, 2004, setting forth the terms of the Series B Preferred Shares (the “2004 Articles Supplementary”).

This Notice of Special Meeting (this “Notice”) is being provided by the Company to holders of record of Series B Preferred Shares as of the close of business on August 10, 2018, the record date for the Special Meeting.

The Special Meeting will be held on September 13, 2018, at 9:00 a.m., local time, at the Renaissance Newport Beach Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660.  Only holders of record of Series B Preferred Shares as of the close of business on August 10, 2018, or their duly authorized proxies, will be entitled to vote at and participate in the Special Meeting and any postponements, adjournments or continuations thereof.

This Notice provides information to the holders of Series B Preferred Shares about the Special Meeting.  The Company’s Board of Directors has not nominated any individuals for election as Preferred Directors and is not soliciting proxies in favor of the election of any nominees for election as Preferred Directors.  This Notice is being mailed on or about August 15, 2018 to holders of record of outstanding Series B Preferred Shares as of the close of business on August 10, 2018.

WE ARE NOT SOLICITING PROXIES AND YOU ARE REQUESTED TO NOT ATTEMPT TO AUTHORIZE US TO ACT AS YOUR PROXY.

Holders of record of Series B Preferred Shares as of the close of business on August 10, 2018, or their duly authorized proxies, have the right to vote in person at the Special Meeting.

If you beneficially own your Series B Preferred Shares in “street name” through a bank, broker or other securities intermediary and you intend to attend and vote in person at the Special Meeting, you must hold a valid “legal proxy” from your bank, broker or other securities intermediary in order to vote at the Special Meeting.  Contact your bank, broker or other securities intermediary for instructions on how to obtain the necessary “legal proxy.”    You can vote by proxy through a designated representative only if you provide the designated representative with a valid proxy and that representative attends the Special Meeting and votes in person.  Mailing a proxy (or other notice of intent to vote) to the Company will have no effect unless your designated representative attends the Special Meeting with the proper documentation and votes in person.  For further details, see “How to Vote,” below.

Background; Right to Elect Preferred Directors

The Company classified and originally issued Series B Preferred Shares during 2004.  Pursuant to the 2004 Articles Supplementary, whenever dividends on any Series B Preferred Shares are in arrears for six or more quarterly periods, whether or not consecutive, the holders of Series B Preferred Shares will be entitled to vote for the election of a total of two additional directors of the Company, at a special meeting called at the request of holders of record of at least 20% of the Series B Preferred Shares, provided that any such directors, if elected, shall not cause the Company to violate the requirement of Section 303A.02 of the New York Stock Exchange (“NYSE”) Listed Company Manual, or any successor provision thereto, that the Company have a majority of independent directors.  Currently, the Company’s Board of Directors consists of five directors, four of which qualify as independent within the meaning of the NYSE Listed Company Manual.  After the election, the Company will have seven directors, of which at least a majority must be independent within the meaning of the NYSE Listed Company Manual.

The Company has not declared or paid any dividends accrued on the Series B Preferred Shares for any period after March 31, 2009. In 2009, the Company conducted a tender offer and consent solicitation with respect to the Series B Preferred Shares, which closed on June 29, 2009, after which the Company filed amendments (the “2009 Amendments”) to the 2004 Articles Supplementary to eliminate, among other rights, the right of holders of Series B Preferred Shares to vote to elect directors.  On July 16, 2018, in connection with a purported class action filed in the Circuit Court of Baltimore City, that Court entered a Judgment Order (the “Court Order”) whereby it, among other things, (1) declared that the 2009 Amendments were not validly adopted and the terms of the 2004 Articles Supplementary remain in full force and effect, including the right to elect two additional directors when dividends are in arrears (as described above) for six quarterly dividend periods and (2) ordered the Company to hold a special meeting of stockholders to elect Preferred Directors within 60 days of its order.

Maryland law and the Company’s charter and Bylaws require that a special meeting of the Company’s stockholders may be called only by the Company’s Board of Directors, its President or any other person specified in the Company’s charter and Bylaws.  Although the Company has received requests from beneficial owners of Series B Preferred Shares to call a special meeting to elect Preferred Directors, the Company has never received such a request from any holder of record of Series B Preferred Shares, which is required by the 2004 Articles Supplementary and the Company’s charter and Bylaws in order to duly call a special meeting of the holders of Series B Preferred Shares for the purpose of electing Preferred Directors. In light of the Court Order, which requires a special election within 60 days of July 16, 2018, the date of the Court Order, the Board of Directors has called the Special Meeting to allow the Company to convene a duly-called special meeting of holders of Series B Preferred Shares at which Preferred Directors can be duly elected, as required by the Court Order.

As a result of the Court Order, holders of record of outstanding Series B Preferred Shares have the right to elect two Preferred Directors pursuant to the 2004 Articles Supplementary.  Unless the Court Order is overturned on appeal, holders of record of outstanding of Series B Preferred Shares will continue to have the right to elect Preferred Directors at each subsequent annual meeting of the Company until all accumulated dividends and the dividend for the then current dividend period on the Series B Preferred Shares and any series of preferred stock of the Company ranking on parity as to payment of dividends with the Series B Preferred Shares shall have been paid in full or set aside for payment in full.  Subject to any appeal of the Court Order or any other court orders or rulings relating thereto, Preferred Directors elected at the Special Meeting, or at any subsequent annual meeting of the Company’s stockholders, will serve until the next annual meeting of the Company’s stockholders and until their successors are duly elected and qualify, or, if earlier, at the time that all accumulated dividends and the dividend for the then current dividend period on the Series B Preferred Shares and any series of preferred stock of the Company ranking on parity as to payment of dividends with the Series B Preferred Shares shall have been paid in full or set aside for payment in full.

Election of Preferred Directors at the Special Meeting

What is Record Ownership and Beneficial Ownership of Series B Preferred Shares?

A record owner, or holder of record, or stockholder of record, of Series B Preferred Shares holds a certificate representing Series B Preferred Shares titled in his, her or its name, or has an account with American Stock Transfer & Trust Company, the transfer agent and registrar for the Series B Preferred Shares, in which uncertificated Series B Preferred Shares are registered in his, her or its name.  According to the records of American Stock Transfer & Trust Company, the record owner of all of the outstanding Series B Preferred Shares as of the record date for the Special Meeting was Cede & Co., as nominee for The Depositary Trust Company (“DTC”).

Beneficial owners of Series B Preferred Shares, who hold their shares in “street name” in an account at a bank, broker or other securities intermediary, are the indirect owner of Series B Preferred Shares deposited by their bank, broker or other securities intermediary at DTC. Beneficial owners of Series B Preferred Shares are entitled to exercise the economic and governance rights of their Series B Preferred Shares only by directing their bank, broker or other securities intermediary to act on their behalf, rather than directly in their own name. A beneficial owner of Series B Preferred Shares as of the record date for the Special Meeting may vote at the Special Meeting only if the beneficial owner, or the beneficial owner’s designated representative, holds a valid “legal proxy” from his, her or its bank, broker or other securities intermediary.  See “How to Vote,” below.

Who is entitled to Vote at and Attend the Special Meeting?

Only holders of record of outstanding Series B Preferred Shares as of the close of business on August 10, 2018, and their duly authorized proxies, have the right to vote to elect two Preferred Directors at the Special Meeting.

Record owners of outstanding Series B Preferred Shares as of the record date for the Special Meeting may attend the Special Meeting with a valid government issued personal photo identification. Beneficial owners of outstanding Series B Preferred Shares as of the record date for the Special Meeting may attend the Special Meeting with a valid government issued personal photo identification and a letter or brokerage account statement showing that they beneficially owned Series B Preferred Shares as of the close of business on August 10, 2018. However, in order to vote at the Special Meeting, a beneficial owner of Series B Preferred Shares as of the record date of the Special Meeting, or the beneficial owner’s designated representative, must obtain a valid “legal proxy” from his, her or its bank, broker or other securities intermediary, as set forth below under the heading “How to Vote.”

As of the close of business on August 10, 2018, there were 665,592 Series B Preferred Shares outstanding, each of which entitles the holder to cast one vote for two directors to be elected at the Special Meeting.

Will Proxies be solicited for the Election of the Preferred Directors at the Special Meeting?

The Company’s Board of Directors has not nominated any individuals for election as Preferred Directors and is not soliciting proxies in favor of the election of any nominees as Preferred Directors. Holders of Series B Preferred Shares are requested to not attempt to authorize the Company to act as your proxy.

Although the Company is not soliciting any proxies, a third party may solicit proxies giving them the authority to vote Series B Preferred Shares for the election of nominees as Preferred Directors at the Special Meeting.  Holders of Series B Preferred Shares must not send to the Company any proxies for the Special Meeting.  The Company is not responsible for any proxies or related materials it may receive prior to the Special Meeting. The Company is also not responsible for the accuracy of any information contained in materials provided by a third party or its representatives to holders of Series B Preferred Shares or any other statements they may make.   The Company is not currently aware of any person who intends to solicit proxies for use at the Special Meeting.

Quorum for the Special Meeting

Holders of record of outstanding Series B Preferred Shares, present in person, or whose representative is present in person with a valid proxy, entitled to cast a majority of all the votes entitled to be cast at the Special Meeting in the election of the Preferred Directors constitutes a quorum for the purposes of electing the Preferred Directors at the Special Meeting.

Abstentions (or “withhold”) in the election of Preferred Directors, and broker non-votes, if any, will be counted as present for purposes of determining whether a quorum is present at the Special Meeting for purposes of electing the Preferred Directors.

Vote Required to Elect the Preferred Directors

Once a quorum is established, a plurality of all the votes cast by the holders of Series B Preferred Shares in the election of Preferred Directors is required for the election of a Preferred Director.  In the event that there are more than two individuals nominated for election as Preferred Directors, the two individuals who receive the most votes will be elected so long as a quorum is present.

Holders of Series B Preferred Shares may vote “for” or “withhold” (or “abstain”) with respect to the election of the Preferred Directors.

How to Vote

Record Holders

Only holders of record of outstanding Series B Preferred Shares as of the close of business on August 10, 2018, and their duly authorized proxies, have the right to vote to elect two Preferred Directors at the Special Meeting.  According to the records of American Stock Transfer & Trust Company, the record owner of all of the outstanding Series B Preferred Shares as of the record date for the Special Meeting was Cede & Co., as nominee for DTC.  As discussed below under “What are Broker Non-Votes,” the banks, brokers and other securities intermediaries who have deposited Series B Preferred Shares at DTC do not have discretionary authority to vote at the Special Meeting.

Beneficial Owners

If you beneficially own your Series B Preferred Shares in “street name” through a broker, bank or other securities intermediary as of the close of business on August 10, 2018, then you (or your designated representative) must bring the following items to the Special Meeting to be presented to the Inspector of Election at the Special Meeting:

•             a valid government issued personal photo identification (such as a driver’s license or passport); and

•             a valid form of proxy from the broker, bank or other securities intermediary giving you (or your designated representative) the authority to vote the shares beneficially owned by you.

The Inspector of Election will review your documents to determine your eligibility (or the eligibility of your designated representative) to vote and the number of shares you are entitled to vote at the Special Meeting.

Although the record owner of all Series B Preferred Shares beneficially owned in “street name” is Cede & Co., as nominee for DTC, the Company intends to obtain an omnibus proxy from DTC in favor of the banks, brokers and other securities intermediaries that have deposited Series B Preferred Shares at DTC.  As a result, in order to vote shares that that you beneficially own by proxy at the Special Meeting, you (or your designated representative) must hold a valid “legal proxy” from the bank, broker or other securities intermediary that has deposited the Series B Preferred Shares that you beneficially own at DTC.  You do not need to provide a proxy from DTC or Cede & Co.

Proxy Holders/Designated Representatives

If you are a proxy holder (or designated representative) for a stockholder who beneficially owned Series B Preferred Shares as of the close of business on August 10, 2018, then you must bring the following items with you to the Special Meeting to be presented to the Inspector of Election at the Special Meeting:

•             either (1) a valid form of “legal proxy” from the broker, bank or other securities intermediary that has deposited the Series B Preferred Shares at DTC, giving you (as the designated representative) the authority to vote the shares beneficially owned, OR (2) a valid form of “legal proxy” from the broker, bank or other securities intermediary that has deposited the Series B Preferred Shares at DTC, giving the beneficial owner of the shares the authority to vote the shares AND an executed valid proxy from the beneficial owner of the Series B Preferred Shares, giving you the authority to vote the shares beneficially owned; and

•             a valid government issued personal photo identification (such as a driver’s license or passport).

The Inspector of Election will review your documents to determine your eligibility to vote and the number of Series B Preferred Shares you are entitled to vote at the Special Meeting.

What are Broker Non-votes?

If you beneficially own Series B Preferred Shares in “street name” in an account at a broker, bank or other securities intermediary and a person solicits proxies from the beneficial owners of Series B Preferred Shares, your broker, bank or other securities intermediary must ask you for voting instructions and must give a proxy to vote in accordance with your instructions.  A bank, broker or other securities intermediary that has not received voting instructions with respect to any shares may authorize a proxy to vote as directed by the bank, broker or other securities intermediary, without instructions from the account holder, only on “routine matters” as provided in the respective rules of the NYSE, NYSE American and Nasdaq.  A proxy returned by a bank, broker or other securities intermediary indicating that the bank, broker or other securities intermediary does not have the authority to vote with respect to particular shares on a non-routine matter because it has not received instructions from the beneficial owner is referred to as a broker non-vote.  The Company expects that the election of Preferred Directors is a “non-routine matter” and, as a result, even if a person solicits proxies from the beneficial owners of Series B Preferred Shares for use at the Special Meeting, that a bank, broker or other securities intermediary may not vote in the election of Preferred Directors without specific instructions from the beneficial owner of the shares.

The Company is not soliciting proxies for use at the Special Meeting and is not currently aware of any person who intends to solicit proxies for use at the Special Meeting.  Because the Company does not expect that there are any routine matters to be considered at the Special Meeting, even if proxies are solicited from the beneficial owners of Series B Preferred Shares for use at the Special Meeting, the Company does not anticipate that it will receive any broker non-votes.

How are Abstentions, Withheld Votes and Broker Non-votes Counted?

A holder of Series B Preferred Shares that chooses, or instructs his or her proxy (or designated representative), to “abstain” or “withhold” in the election of the Preferred Directors, and broker non-votes, if any, will not be counted as votes for or votes against the election of any Preferred Director and will have no effect on the outcome of the election of the Preferred Directors at the Special Meeting.

Nominations of Preferred Directors

Pursuant to the Bylaws of the Company (the “Bylaws”), stockholders must deliver advance notice of nominations of individuals for election as Preferred Directors to the Secretary of the Company not later than the close of business on the tenth day following the day on which public announcement of the meeting is first made by the Company, which public announcement was made on August 10, 2018.

The 2004 Articles Supplementary and the Bylaws contain certain advance notice and information requirements for the nomination of any individual for election as a Preferred Director, some of which have been waived by the Company’s Board of Directors with respect to the nomination of any individual for election as a Preferred Director at the Special Meeting.  In order to nominate an individual for election as a Preferred Director, the following steps must be taken: (a) notice of the proposed nomination of such individual must be provided in writing to the Secretary of the Company, or such person as the Secretary designates to receive notice, on or before August 20, 2018, by a person who is a beneficial owner of Series B Preferred Shares as of the date of such notice and as of the Record Date for the Special Meeting, (b) such notice must be accompanied by (i) the name, address and professional qualifications of such individual, (ii) such individual’s consent to serving as a Preferred Director, if elected, and (iii) as to the person giving the notice, the name and address of such person and the number of Series B Preferred Shares held of record and beneficially by such person as of the date of such notice and as of the Record Date for the Special Meeting, and (c) each individual so nominated, prior to the Special Meeting, upon the request of the Company, must provide a completed questionnaire (including a consent to conduct a background search) in form substantially similar as that provided to the Company’s other directors in connection with the Company’s annual meetings, with respect to information required to be disclosed by the Company with respect to its directors pursuant to applicable laws, rules or regulations or the rules of any securities exchange or quotation system upon which any securities of the Company are listed or traded. A copy of the 2004 Articles Supplementary and Bylaws will be made available upon request and can also be found as exhibits to the Company’s reports filed with the Securities and Exchange Commission at its website at www.sec.gov.

Notice of nominations of individuals for election as Preferred Directors may be sent to the Company’s Secretary by fax at (949) 706-6208 or email at ron.morrison@impacmail.com.

After receipt of a timely and complete notice of a nomination, the Company will provide a questionnaire (including a consent to conduct a background search) in form substantially similar as that provided to the Company’s other directors in connection with the Company’s annual meetings, with respect to information required to be disclosed by the Company with respect to its directors pursuant to applicable laws, rules or regulations or the rules of any securities exchange or quotation system upon which any securities of the Company are listed or traded.  This questionnaire must be completed and returned to the Company the day prior to the date of the Special Meeting in order for a nominee to be properly presented at the Special Meeting.

The Board has not nominated any persons for election as Preferred Directors.  Camac Fund, LP has provided notice of its intent to nominate Eric Shahinian and Michael Cricenti for election as the Preferred Directors at the Special Meeting.  No such individuals may properly be nominated for election as Preferred Directors unless they complete and return to the Company the questionnaire and consent to a background search described above on or before the day before the date of the Special Meeting. The Company intends to issue a press release containing the names of any other individuals if proper notice of their nomination is received on or before August 20, 2018.  However, no such individuals may properly be nominated for election as Preferred Directors unless they complete and return to the Company the questionnaire and consent to a background search on or before the day before the date of the Special Meeting.  The Company is not soliciting proxies in favor of the election of any stockholder’s nominees for election as Preferred Directors at the Special Meeting.

Preferred Directors’ Terms and Duties

Once elected, and unless the Court’s July 16, 2018 Judgment Order is reversed on appeal, the Preferred Directors will serve until the Company’s next Annual Meeting of stockholders and until their successors are duly elected and qualify, unless all accumulated dividends and the dividend for the then current dividend period on the Series B Preferred Shares and any series of preferred stock of the Company ranking on parity as to payment of dividends with the Series B Preferred Shares shall have been paid in full or set aside for payment in full, in which case the terms of office of the Preferred Directors will automatically terminate immediately.  The Preferred Directors will have the same duties as each other director on the Board.

Adjournment of the Special Meeting

Under Maryland law and the Company’s charter and Bylaws, a special meeting of stockholders may be adjourned from time to time, to a date not more than 120 days after the original record date for the meeting, by the chair of the meeting or by the affirmative vote of a majority of the votes cast on the proposal by stockholders present and entitled to vote at such meeting, whether or not a quorum is present, to a new date and time, without notice other than announcement at the meeting.  Thus, in accordance with Maryland law and the Company’s charter and Bylaws, the Special Meeting may be adjourned to a date and time that is not more than 120 days after the August 10, 2018 record date for the Special Meeting, or not later than Saturday, December 8, 2018.  If the Special Meeting is adjourned to a later date and time, notice of the new date, time and place of the Special Meeting will be announced at the Special Meeting.

Other Matters that may be Considered at the Special Meeting

Under Maryland law and the Company’s charter and Bylaws, no business may be transacted at a special meeting of stockholders except as specifically designated in the notice of the meeting.  The only business that may be transacted at the Special Meeting is the election of two Preferred Directors and the consideration of procedural motions relating to such election.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT ALLIANCE ADVISORS, LLC, ATTN: PROXY MANAGEMENT DEPARTMENT, 200 BROADACRES DRIVE, 3RD FLOOR, BLOOMFIELD, NJ 07003. SHAREHOLDERS, BROKERS AND BANKS PLEASE CALL: 844-670-2148.

Our principal executive offices are located at 19500 Jamboree Road, Irvine, California 92612, our telephone number is (949) 475-3722 and our website is located at http://www.impaccompanies.com.  The website address referred to in this Notice is not intended to function as a hyperlink, and the information contained on the Company’s website is not a part of this Notice.

The date of this Notice is August 13, 2018.

By Order of the Board of Directors,

/s/ Ron Morrison
Ron Morrison, Secretary